UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 22nd, 2008

RoomLinX Inc.

(Exact Name of Registrant as Specified in its Charter)

NV	000-26213	83-0401552
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2150 W. 6th Ave., Unit H, Broomfield, Colorado	80020
(Address of Principal Executive Offices)	(Zip Code)

303-544-1111
(Registrant's telephone number, including area code)

2150 W. 6th Ave., Unit N, Broomfield, Colorado           80020

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On January 22nd, 2008 the Company sent a letter to shareholders a copy of which is attached as Exhibit 99.1

Item 9.01 Financial Statements and Exhibits

On January 24th, 2008 the Company issued a press release a copy of which is attached as Exhibit 99.2

(a)	Financial Statements: None

(b)	Pro forma financial information: None

(c)	Shell company transactions: None

(d)	Exhibits:

99.1  Roomlinx Shareholder letter

99.2  Press Release regarding Roomlinx Shareholder letter

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 24th, 2008	ROOMLINX INC.

	By:	/s/ Michael S. Wasik
Michael S. Wasik
President, Chief Executive Officer
and Chief Financial Officer

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